Exhibit 77D

Morgan Stanley Institutional Fund, Inc.
- Advantage Portfolio

The Portfolio made those changes to its
investment strategies described in the
supplement to its Prospectus and Statement of Additional Information filed via EDGAR with the Securities and Exchange Commission on October 4, 2011 (accession number
0001104659-11-054819) and incorporated by reference herein.

Morgan Stanley Institutional Fund, Inc.
- Global Advantage Portfolio

The Portfolio made those changes to its
investment strategies described in the
supplement to its Prospectus and Statement of Additional Information filed via EDGAR with the Securities and Exchange Commission on October 4, 2011 (accession number
0001104659-11-054819) and incorporated by reference herein.

Morgan Stanley Institutional Fund, Inc.
- International Advantage Portfolio

The Portfolio made those changes to its
investment strategies described in the
supplement to its Prospectus and Statement of Additional Information filed via EDGAR with the Securities and Exchange Commission on October 4, 2011 (accession number
0001104659-11-054819) and incorporated by reference herein.

Morgan Stanley Institutional Fund, Inc.
-Focus Growth Portfolio

The Portfolio made those changes to its
investment strategies described in the
supplement to its Prospectus and Statement of Additional Information filed via EDGAR with the Securities and Exchange Commission on October 4, 2011 (accession number
0001104659-11-054819) and incorporated by reference herein.

Morgan Stanley Institutional Fund, Inc.
-Global Discovery Portfolio

The Portfolio made those changes to its
investment strategies described in the
supplement to its Prospectus and Statement of Additional Information filed via EDGAR with the Securities and Exchange Commission on October 4, 2011 (accession number
0001104659-11-054819) and incorporated by reference herein.

Morgan Stanley Institutional Fund, Inc.
-Growth Portfolio

The Portfolio made those changes to its
investment strategies described in the
supplement to its Prospectus and Statement of Additional Information filed via EDGAR with the Securities and Exchange Commission on October 4, 2011 (accession number
0001104659-11-054819) and incorporated by reference herein.

Morgan Stanley Institutional Fund, Inc.
-Small Company Growth Portfolio

The Portfolio made those changes to its
investment strategies described in the
supplement to its Prospectus and Statement of Additional Information filed via EDGAR with the Securities and Exchange Commission on October 4, 2011 (accession number
0001104659-11-054819) and incorporated by reference herein.

The Portfolio made those changes to
its investment strategies described
in the supplement to its Prospectus and Statement of Additional Information filed via
EDGAR with the Securities and Exchange Commission on October 12, 2011 (accession number
0001104659-11-055797) and incorporated by reference herein.

Morgan Stanley Institutional Fund, Inc.
-Global Opportunity Portfolio

The Portfolio made those changes to its
investment strategies described in the
supplement to its Prospectus and Statement of Additional Information filed via
EDGAR with the Securities and Exchange Commission on October 4, 2011 (accession number
0001104659-11-054819) and incorporated by reference herein.

Morgan Stanley Institutional Fund, Inc.
-International Opportunity Portfolio

The Portfolio made those changes to its
investment strategies described in the
supplement to its Prospectus and Statement of Additional Information filed via EDGAR with the Securities and Exchange Commission on October 4, 2011 (accession number
0001104659-11-054819) and incorporated by reference herein.

Morgan Stanley Institutional Fund, Inc.
-Opportunity Portfolio

The Portfolio made those changes to its
investment strategies described in the
supplement to its Prospectus and Statement of Additional Information filed via
EDGAR with the Securities and Exchange Commission on October 4, 2011 (accession number
0001104659-11-054819) and incorporated by reference herein.